UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2015
Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)
Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On July 28, 2015, Validus Holdings, Ltd. released information regarding its U.S. GAAP basis investment portfolio in a Schedule D - Part 1 format. A copy of this release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Release regarding U.S. GAAP investment portfolio in a Schedule D - Part 1 format dated July 28, 2015
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 28, 2015

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Jeffrey D. Sangster

Name:	Jeffrey D. Sangster
Title:	Executive Vice President & Chief Financial Officer